THE PREFERRED INCOME FUND

Dear Shareholder:

     The fiscal first quarter ended February 28, 1998 brought more of the same, which is good news in the case of the Preferred Income Fund. Total return on net asset value was 2.9% for the quarter and 14.8% for the trailing twelve months. All sectors of the portfolio contributed to the good returns.

     During the course of the quarter, we reduced slightly the Fund's holdings of traditional preferred stocks (which are eligible for the Dividends Received Deduction available to corporate investors) and increased our holdings of the newer hybrid preferreds. Hybrids now account for approximately 26% of the portfolio, up from about 22% three months earlier. The shift was simply a reaction to the wide discrepancies in value that come and go within the preferred market.

--------------------------------------------------------------------------------
We are asking shareholders to approve a new proposal that would require a "super-majority" vote to change the Fund's investment objective, its diversified status or its policy against investing for the purpose of gaining control of a company. This would make it more difficult for a single large shareholder to try to force on other shareholders a change in the basic nature of the Fund, which is occurring at our sister fund, Preferred Income Management Fund. Please use the enclosed card to vote today. The Annual Meeting is on April 17.
--------------------------------------------------------------------------------

     Hybrid preferreds have given us a demonstration of the old adage that "It is an ill wind that blows no one any good." Compared to traditional preferreds, hybrids were more sensitive to the psychological shock waves resulting from the financial crisis in Asia. We simply took advantage of the trading opportunities created by those market mood swings to increase the Fund's holdings of hybrids on attractive terms.

     "Creeping scarcity" marches on in traditional preferreds. We continue to see older traditional preferreds retired by their issuers, either by redemption or through tender offers at relatively high prices. At the same time, however, a few attractively priced new issues of traditional preferreds have also come to market. The latter may or may not be a sign of things to come.

     Hedging did not have a big impact on the results for the quarter. As things turned out, interest rates declined slightly, and the protection provided by our hedges was not needed. The cost of hedging was more than offset in other ways as shown by the returns discussed above.


                                           Sincerely yours,


                                           /s/ Robert T. Flaherty
                                           ---------------------------
                                           Robert T. Flaherty
                                           Chairman of the Board
March 17, 1998

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated

SUMMARY OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)
----------------------------------

                                                                         PERCENT OF
                                                               VALUE     TOTAL NET
                                                              (000's)      ASSETS
                                                              --------   ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................  $ 18,547       8.4%
     Banking................................................    46,656      21.2
                                                              --------     -----
          Total Adjustable Rate.............................    65,203      29.6
                                                              --------     -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................    72,138      32.7
     Banking................................................    30,997      14.1
     Financial Services.....................................    20,300       9.2
     Industrial.............................................     9,720       4.4
     Insurance..............................................    12,203       5.5
                                                              --------     -----
          Total Fixed Rate..................................   145,358      65.9
                                                              --------     -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   210,561      95.5
COMMON STOCKS
     Utilities..............................................     5,060       2.3
COMMERCIAL PAPER............................................       524       0.2
PURCHASED PUT OPTIONS.......................................     1,355       0.6
                                                              --------     -----
TOTAL INVESTMENTS...........................................   217,500      98.6
OTHER ASSETS AND LIABILITIES (NET)..........................     2,851       1.4
                                                              --------     -----
          TOTAL NET ASSETS..................................  $220,351     100.0%
                                                              ========     =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
------------------------------------

                                                                                            DIVIDEND
                                                DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                  PAID        VALUE      CLOSING PRICE     Price (1)
                                                --------    ---------    -------------    ------------
December 31, 1997.............................  $0.4600      $16.43        $16.1250          $16.40
January 31, 1998..............................   0.0810       16.53         15.9375           15.98
February 28, 1998.............................   0.0810       16.55         15.8125           15.80

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                                ------------------------------------------------


OPERATIONS:
    Net investment income...................................  $  3,172,006
    Net realized gain on investments sold...................     2,266,419
    Net unrealized depreciation of investments during the
     period.................................................      (123,227)
                                                              ------------
        Net increase in net assets from operations..........     5,315,198

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders...........................................      (787,837)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................       (46,436)
    Dividends paid from net investment income to Common
     Stock Shareholders.....................................    (3,204,438)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders..............................    (2,915,169)
                                                              ------------
        Net decrease in net assets..........................    (1,638,682)
NET ASSETS:

    Beginning of period.....................................   221,990,154
                                                              ------------
    End of period...........................................  $220,351,472
                                                              ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period....................  $      16.71
                                                              ------------
    Net investment income...................................          0.32
    Net realized gain and unrealized appreciation on
     investments............................................          0.22
                                                              ------------
    Net increase in net asset value resulting from
     investment operations..................................          0.54

DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders.................         (0.08)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................         (0.00)#
    Dividends paid from net investment income(2)............         (0.33)
    Distributions paid from net realized capital gains(3)...         (0.30)
    Change in accumulated undeclared dividends on MMP*
     Shareholders...........................................          0.01
                                                              ------------
    Total from distributions................................         (0.70)
                                                              ------------
    Net asset value, end of period..........................  $      16.55
                                                              ============
    Market value, end of period.............................  $    15.8125
                                                              ============
    Net assets, end of period...............................  $220,351,472
                                                              ============
    Common shares outstanding, end of period................     9,838,571
                                                              ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income...................................          5.87%**
    Operating expenses......................................          1.35%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................            55%
------------------------------------------------------------

Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................          1.00%**


(1) These tables summarize the three months ended February 28, 1998 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1997.

(2) Includes dividends earned, but not paid out, in prior fiscal year.

(3) Paid from capital gains realized, but not paid out, in prior fiscal year.

*   Money Market Cumulative Preferred(TM) Stock.

**  Annualized.

#   Amount represents less than $0.01 per share.

 DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

 OFFICERS                                           [PREFERRED INCOME FUND LOGO]
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer
   Carl D. Johns
     Assistant Treasurer
                                                             QUATERLY
 INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated                           REPORT
   e-mail: flaherty@westworld.com

 QUESTIONS CONCERNING YOUR SHARES
   OF PREFERRED INCOME FUND?
   - If your shares are held in a Brokerage
      Account, contact your Broker.

   - If you have physical possession of
     your shares in certificate form, contact the Fund's Transfer Agent & Shareholder
     Servicing Agent --

       First Data Investor Services Group, Inc.
            P.O. Box 1376
            Boston, MA 02104
            1-800-331-1710

 THIS REPORT IS SENT TO SHAREHOLDERS OF
 PREFERRED INCOME FUND INCORPORATED FOR
 THEIR INFORMATION. IT IS NOT A PROSPECTUS,
 CIRCULAR OR REPRESENTATION INTENDED FOR
 USE IN THE PURCHASE OR SALE OF SHARES OF
 THE FUND OR OF ANY SECURITIES MENTIONED                FEBRUARY 28, 1998
 IN THIS REPORT.